UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 4, 2006

Western Water Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-18756	33-0085833
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

102 Washington Avenue, Point Richmond, California		94801
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510-234-7400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

As previously disclosed, Western Water Company (WWTRRE) ("the Company") is operating as debtor-in-possession under protection of the United States Bankruptcy Court, Northern District of California, Oakland Division ("the Court") (Case Number 05-42839) to allow the Company to reorganize under Chapter 11. On January 4, 2006, the Company received notice that the Court has given preliminary approval to the Company’s Disclosure Statement ("the Disclosure Statement") relating to the Company’s proposed Plan of Reorganization ("the Plan"). The Court has set February 6, 2006, as the date for consideration of final approval of the Disclosure Statement and confirmation of the Plan.

Subject to confirmation of the Plan by the Court, the Company’s common stock will be cancelled on the effective date of the Plan. Because the value of the Company’s assets, after payment of all creditors, is less than the liquidation preferences of holders of the Company’s preferred stock, holders of common stock will not receive any distributions, retain any equity or receive any other consideration under the Plan. Therefore, holders of common stock are deemed to reject the Plan. Further, subject to confirmation of the Plan, the Company’s preferred stock will be cancelled on the effective date of the Plan and, subject to specified circumstances, the former holders of preferred stock will receive common stock in the reorganized company upon implementation of the Plan.

Information about future proceedings before the Court, including the deadline for filing of objections to the Plan, is set forth in Item 8.01 below, and incorporated into this Item 3.03 by reference.

Item 8.01 Other Events.

Preliminary Approval of Disclosure Statement and Schedule for Plan of Reorganization Confirmation Hearing

January 30, 2006, has been fixed by the Court as the last day for filing and serving written objections to final approval of the Disclosure Statement or confirmation of the Plan. Objections must be filed with the Court and served on the following persons in such manner as will cause such objections to be filed and received on or before 5:00 P.M. (Pacific Time) on January 30, 2006:
Attorneys for the Debtor
Morrison & Foerster LLP
425 Market Street, 33rd Floor
San Francisco, California 94105-2482
Attention: Patricia S. Mar

Attorneys for the Creditors Committee
Stutman, Treister & Glatt Professional Corp.
1901 Avenue of the Stars, 12th Floor
Los Angeles, California 90067
Attention: Alan Pedlar

Objections that are not timely filed and served will not be considered and will be overruled.

A confirmation hearing to consider final approval of the Disclosure Statement and confirmation of the Plan will be held on February 6, 2006, at 2:00 P.M. (Pacific Time) in the Courtroom of the Honorable Leslie Tchaikovsky in Courtroom No. 220, United States Bankruptcy Court, 1300 Clay Street, Oakland, California.

Because of the Company’s on-going bankruptcy proceedings, the Company has been unable to complete an audit of its consolidated financial statements for the fiscal year ended March 31, 2005. As a result, the Company is not in compliance with its reporting obligations under the Securities Exchange Act of 1934. Moreover, if the Plan is confirmed, the Company will cease to be a public company and will no longer be subject to the Securities and Exchange Commission reporting requirements.

This report contains statements that qualify as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995, including statements about the effects of implementing the Plan, future proceedings before the Court, and the likelihood that the Company will cease to be a public company. The Company’s actual results may differ materially from those in the forward-looking statements due to various factors, including those discussed in the Disclosure Statement and the Plan.

Item 9.01 Financial Statements and Exhibits.

d. Exhibits

Exhibit No. 1.1
Disclosure Statement for First Amended Plan of Reorganization of Western Water Company, dated as of December 29, 2005 ("the Disclosure Statement")

Exhibit No. 1.2
First Amended Plan of Reorganization of Western Water Company, dated as of December 29, 2005 ("the Plan")

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Water Company

January 6, 2006	By:	Michael Patrick George

Name: Michael Patrick George
Title: Chairman, President, Chief Executive Officer, and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

1.1	Disclosure Statement for First Amended Plan of Reorganization of Western Water Company, dated as of December 29, 2005 ("the Disclosure Statement")
1.2	First Amended Plan of Reorganization of Western Water Company, dated as of December 29, 2005 ("the Plan")